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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): March 25, 1998


           CWMBS, Inc., (as depositor under the Trust Agreement, dated as of
         March 19, 1999, providing for the issuance of the CWMBS, Inc.,
            Resecuritization Mortgage Trust 1999-5, Resecuritization
                     Mortgage Certificates, Series 1999-5).

                                   CWMBS, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                         333-53861                95-4596514
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)


4500 Park Granada
Calabasas, California                                        91302
(Address of Principal                                     (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

(c)      Exhibits:

         5.1 Legality Opinion of Brown & Wood LLP.

         8.1  Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)

         23.1   Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWMBS, INC.



                                           By: /s/ Celia Coulter
                                                    Celia Coulter
                                                    Vice President



Dated:  March 25, 1998


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                                  Exhibit Index

Exhibit                                                               Page

5.1   Legality Opinion of Brown & Wood LLP                              5

8.1   Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)         5

23.1  Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)    5

                                                            Exhibits 5.1 and 8.1

                                                                  March 25, 1998

CWMBS, Inc.
4500 Park Granada
Calabasas, California  91302



                  Re:      CWMBS, Inc.
                           Resecuritization Mortgage Trust 1999-5
                           Resecuritization Mortgage Certificates,
                           Series 1999-5


Ladies and Gentlemen:

         We have acted as special counsel for CWMBS, Inc., a Delaware corporation (the "Company"), in connection with the issuance of the Resecuritization Mortgage Certificates of the above-referenced Series (the "Certificates") pursuant to a Trust Agreement dated as of March 25, 1999 (the "Trust Agreement"), among the Company, as depositor, Greenwich Capital Markets, Inc., as underlying certificate seller (the "Underlying Certificate Seller"), and The Bank of New York, as trustee (the "Trustee").

         The Certificates will represent the entire beneficial ownership interest in Resecuritization Mortgage Trust 1999-5 (the "Trust Fund"). The assets of the Trust Fund will consist primarily of the portion of the CWMBS, Inc., Resecuritization Mortgage Certificates, Series 1998-5, identified in the Trust Agreement (the "Deposited Certificates"). The Deposited Certificates evidence a fractional undivided ownership interest in a trust consisting of a pool of conventional, fixed-rate mortgage loans secured by first liens on one- to four-family residential properties. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Trust Agreement.

         We have examined such documents and records and made such investigations of such matters of law as we have deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals.

         Based upon the foregoing, we are of the opinion that:

1. The Trust Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

2. Assuming that the Certificates have been duly executed and countersigned by the Trustee in the manner contemplated in the Trust Agreement, when delivered and paid for, the Certificates will be validly issued and outstanding and entitled to the benefits of the Trust Agreement.

3. The Master REMIC and the Subsidiary REMIC as described in the Trust Agreement will each qualify as a "real estate mortgage investment conduit" ("REMIC") within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), assuming: (i) an election is made to treat the assets of the Master REMIC as a REMIC and an election is made to treat the assets of the Subsidiary REMIC as a REMIC, (ii) compliance with the Trust Agreement and (iii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder.

         The opinion set forth in paragraph 3 is based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. Such opinion is limited as described above, and we do not express an opinion on any other tax aspect of the transactions contemplated by the Trust Agreement or the effect of such transactions on CWBS, Inc. or any member of CWBS, Inc.'s consolidated tax group.

         In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America, the corporate laws of the State of Delaware and the laws of the State of New York.

         We hereby consent to the filing of this opinion as an exhibit to the Company's Report on Form 8-K dated the date hereof.


                                              Very truly yours,

                                                      /s/ BROWN & WOOD LLP
                                                           BROWN & WOOD LLP



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                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599



                                                                  March 25, 1998
BY MODEM
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


                  Re:      CWMBS, Inc.
                           Resecuritization Mortgage Trust 1999-5
                           Resecuritization Mortgage Certificates,
                           Series 1999-5


Ladies and Gentlemen:

         On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K in connection with the above-referenced transaction.


                                                              Very truly yours,
                                                              /s/ Amy Sunshine
                                                              Amy Sunshine
Enclosure